UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2015 (October 15, 2015)

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POOL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

985-892-5521
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this report on Form 8-K is incorporated in this Item 1.01 by reference.

On October 15, 2015, the Company and certain of its subsidiaries amended its Receivables Purchase Agreement between Superior Commerce LLC (the “Securitization Subsidiary”), as Seller, SCP Distributors LLC, as the Servicer, the purchasers from time to time party thereto (the “Purchasers”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as the Victory Group Co-Agent and Wells Fargo Bank, National Association, as the Wells Group Co-Agent and as Administrative Agent (as amended, the “Amended Receivables Purchase Agreement”) to extend the facility termination date to October 16, 2017, to include amendments to certain seasonal facility limits and to increase the maximum facility limit to $200,000,000 in the months of May and June .

The Company and certain of its subsidiaries also amended the Amended Receivables Purchase Agreement on October 1, 2015 for the sole purpose of maintaining the Facility Limit, as defined in the agreement, at $120,000,000 for the period from and including September 30, 2015 to and including October 6, 2015.

The Amended Receivables Purchase Agreement contains terms and conditions (including representations, covenants and conditions precedent) customary for transactions of this type.

In the ordinary course of business, the Company and its affiliates have engaged, and may in the future engage, certain parties to the Receivables Purchase Agreement or the affiliates of such parties to provide commercial banking, investment banking, and other services for which the Company or its affiliates pay customary fees and commissions.

The description of the amendments set forth above are qualified by reference to the Amendments, which are filed as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
10.1
Amendment No. 4 to the Receivables Purchase Agreement, dated as of October 1, 2015, among Superior Commerce LLC as Seller, SCP Distributors LLC, as the Servicer, the Purchasers from time to time thereto, The Bank of Tokyo‑Mitsubishi UFJ, Ltd., New York Branch, as the Victory Group Co-Agent and Wells Fargo Bank, National Association, as the Wells Group Co-Agent and as Administrative Agent

10.2
Amendment No. 5 to the Receivables Purchase Agreement, dated as of October 15, 2015, among Superior Commerce LLC as Seller, SCP Distributors LLC, as the Servicer, the Purchasers from time to time thereto, The Bank of Tokyo‑Mitsubishi UFJ, Ltd., New York Branch, as the Victory Group Co-Agent and Wells Fargo Bank, National Association, as the Wells Group Co-Agent and as Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   POOL CORPORATION

                   By:        /s/ Mark W. Joslin
                    Mark W. Joslin
                    Senior Vice President and Chief Financial Officer

Dated: October 20, 2015